SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS International Fund DWS VARIABLE SERIES I DWS International VIP

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub–heading of the ”MANAGEMENT” section of each fund’s summary prospectus:

Nikolaus Poehlmann, CFA, Director. Lead Portfolio Manager of the fund. Joined the fund in 2009.

Mark Schumann, Vice President. Portfolio Manager of the fund. Joined the fund in 2009.

Andreas Wendelken, Director. Portfolio Manager of the fund. Joined the fund in 2009.

Please Retain This Supplement for Future Reference

February 1, 2011
PROSTKR-17